Exhibit 10.3

SUBSCRIPTION AGREEMENT FOR A PROMISSORY NOTE

TO:	CAN-CAL RESOURCES LTD. (the “Corporation”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for the aggregate principal amount of a 10% unsecured promissory note of the Corporation (“Promissory Note”) set forth below for the aggregate subscription amount set forth below (the “Aggregate Subscription Amount”), upon and subject to the terms and conditions set forth in “Terms and Conditions of Subscription for a Promissory Note of Can-Cal Resources Ltd.” attached hereto (together with this page and the attached exhibits, the “Subscription Agreement”).

____________________
(Name of Subscriber – please print)

By: X
(Authorized Signature)

____________________
(Official Capacity or Title - please print)

____________________
(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.)

____________________
(Subscriber’s Address including Postal Code)

____________________

____________________
(Telephone Number) (Email Address)	Aggregate Subscription Amount: US$____________________ (Must be multiples of $5,000)

If the Subscriber is signing as agent for a principal, unless it is deemed to be purchasing as principal under NI 45-106, complete the following and ensure that the applicable Exhibit(s) are completed on behalf of such principal:

____________________
(Name of Principal)

____________________
(Principal’s Address including Postal Code)

____________________
(Telephone Number) (Email Address)

Register the Promissory Note Exactly as set forth below:

____________________
(Name)

____________________
(Account reference, if applicable)

____________________
(Address)

____________________
(Address)	Deliver the Promissory Note as set forth below: ____________________ (Name) ____________________ (Account reference, if applicable) ____________________ (Contact Name) ____________________ (Address)

TO BE COMPLETED BY SUBSCRIBERS RESIDENT IN BRITISH COLUMBIA:

The Subscriber is □ or is not □ a registrant as defined in the Securities Act (British Columbia) (the “Act”). [Please check applicable box]

The Subscriber is □ or is not □ an insider of the Corporation as defined in the Act. [Please check applicable box]

If the Subscriber is an insider or a registrant, the Subscriber currently owns, directly or indirectly, the following number of securities (including options, warrants and other convertible securities) of the Corporation:_______________________________

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

November 30, 2012

CAN-CAL RESOURCES LTD. By: ______________________________ Authorized Signatory	Subscription No:

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR

A PROMISSORY NOTE OF CAN-CAL RESOURCES LTD.

Terms of the Offering

1. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection or allotment by the Corporation in whole or in part at any time prior to closing.

2. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Promissory Note subscribed for by it hereunder forms part of a larger issuance and sale by the Corporation of Promissory Notes for total gross proceeds of up to US$200,000 (the “Offering”). Depending on market conditions, the Corporation reserves the right to increase the gross proceeds under the Offering.

3. The Promissory Note will be evidenced by a certificate substantially in the form as attached hereto in Exhibit 5 (the “Promissory Note Certificate”) and will include the following terms:

(a)	the Promissory Notes are unsecured and shall evidence indebtedness of the Corporation to the holder thereof in the principal amount stated on the Promissory Note and such principal amount shall be equal to the Aggregate Subscription Amount stated on the face page hereof (“Principal Amount”);

(b)	the Promissory Note will have a term (the “Term”) of one year (the one year anniversary of the Promissory Note being the “Maturity Date”) and on the Maturity Date, the Principal Amount of the Promissory Note then outstanding and all accrued but unpaid Interest (as defined below) shall become immediately due and payable in cash by the Corporation to the holder thereof in full;

(c)	the Corporation may, at its sole discretion, at any time following the date that is three months from the Closing Date (as defined below) and before the Maturity Date, without additional bonus, notice or penalty, repay the entire Principal Amount and all accrued but unpaid Interest, calculated to the date of repayment;

(d)	the Principal Amount of the Promissory Note will bear interest at the rate of 10% per annum (“Interest”), and Interest payments will be paid in cash to the Subscriber in arrears and on the earlier of the Maturity Date and the date on which the Principal Amount is paid in full;

(e)	on the Closing Date (as defined herein), the Corporation will also grant to the Subscriber 20,000 common share purchase warrants (“Warrants”) for each $5,000 of Principal Amount subscriber for hereunder, with each Warrant entitling the holder to purchase one common share of the Corporation (“Underlying Share”) at an exercise price of US$0.10 per Underlying Share until the date that is two years from the Closing Date;

(f)	the Promissory Note, the Warrants and the Underlying Shares issuable upon proper exercise of the Warrants are sometimes collectively referred to in this Subscription Agreement as the “Securities”;

(g)	the foregoing description of the Promissory Note is a summary only and is subject to the detailed provisions of the Promissory Note Certificate pursuant to which such Promissory Note is issued, which is substantially in the form attached hereto as Exhibit 5, and if there is a discrepancy between the terms of the Promissory Note as stated in this Subscription Agreement and the Promissory Note Certificate, the Promissory Note Certificate shall govern;

(h)	the terms and conditions which govern the Warrants will be referred to on the certificates representing the Warrants and will, among other things, include provisions for the appropriate adjustment in the class, number and price of the shares issuable upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Corporation’s common shares, the payment of stock dividends and the amalgamation, arrangement or reorganization of the Corporation. The issue of the Warrants will not restrict or prevent the Corporation from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

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4. BY EXECUTING THIS SUBSCRIPTION AGREEMENT, THE SUBSCRIBER (ON ITS OWN BEHALF AND, IF APPLICABLE, ON BEHALF OF EACH PERSON ON WHOSE BEHALF THE SUBSCRIBER IS CONTRACTING) ACKNOWLEDGES THAT THE CORPORATION IS A “REPORTING ISSUER” IN BRITISH COLUMBIA AND ALBERTA ONLY BY VIRTUE OF MULTILATERAL INSTRUMENT 51-105 “ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS” (“MI 51-105”). THE SUBSCRIBER WILL NOT BE ABLE TO RESELL THE SECURITIES SUBSCRIBED FOR UNDER THIS SUBSCRIPTION AGREEMENT EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF MI 51-105.

Representations, Warranties, Acknowledgements and Covenants by Subscriber

5. The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants, acknowledges and covenants, as applicable, to the Corporation and its counsel (and acknowledges that the Corporation and its counsel, are relying thereon) both at the date hereof and at the Closing Time (as herein defined) that:

(a)	the Subscriber has been independently advised to consult with the Subscriber’s own legal advisers as to restrictions with respect to trading in the Securities imposed by applicable securities legislation in the jurisdiction in which the Subscriber resides or to which the Subscriber is otherwise subject, confirms that no representation (written or oral) has been made to the Subscriber by or on behalf of the Corporation with respect thereto, acknowledges that the Subscriber is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that the Subscriber may not be able to resell the Securities, except in accordance with limited exemptions under applicable securities legislation and regulatory policy until the expiry of the applicable restricted period and compliance with the other requirements of applicable law; and the Subscriber agrees that any certificates representing the Securities will bear a legend indicating that the resale of such Securities is restricted, including the following legend:

“The holder of this security must not trade the security in or from a jurisdiction of Canada unless the conditions in section 13 of Multilateral Instrument 51-105 “Issuers Quoted in the U.S. Over-the-Counter Market” are met”; and

(b)	the Subscriber has not received nor been provided with, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum, any prospectus, or any other similar document (other than, if any, an annual report, annual information form, interim report, information circular, take-over bid circular, issuer bid circular, prospectus, or other continuous disclosure document), the content of which, if applicable, is prescribed by securities law and that, in each case, has been filed, if applicable, with applicable securities commissions, such document describing, or purporting to describe, the business and affairs of the Corporation; and

(c)	the Subscriber has not become aware of and the purchase of the Promissory Note is not made through or as a result of any general solicitation or any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Promissory Note; and

(d)	the Subscriber is, or is deemed to be, purchasing the Promissory Note as principal for the Subscriber’s own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Securities, the Subscriber certifies that it is resident in the jurisdiction set out as the “Subscriber's Address” on the face page hereof, and if the Subscriber is acting as agent or trustee for a principal/beneficial purchaser, such principal/beneficial purchaser is purchasing as principal for its own account, not for the benefit of any other person, for investment only and not with a view to resale or distribution, and is resident in the jurisdiction set forth in this Subscription Agreement as the “Principal's Address” of the principal/beneficial purchaser and the Subscriber, or the principal/beneficial purchaser, as the case may be, fully complies with the criteria set forth below:

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(i)	the Subscriber is resident in or otherwise subject to applicable securities laws of any jurisdiction of Canada and:

(A)	the Subscriber is an “accredited investor”, as such term is defined in National Instrument 45-106 - “Prospectus and Registration Exemptions” (“NI 45-106”), and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 to this Subscription Agreement with Appendix A to Exhibit 1 completed indicating that the Subscriber satisfies one of the categories of “accredited investor” set forth in such definition; or

(B)	the Subscriber is one of the following and has so indicated by identifying the applicable subsection:

___	(I)	an employee, executive officer (as defined in NI 45-106), director or consultant of the Corporation or a related entity (as defined in NI 45-106) of the Corporation; or

___	(II)	a permitted assign (as defined in NI 45-106) of a person referred to in (I) above; and

participation in the purchase is “voluntary” as explained in NI 45-106; or

(ii)	the Subscriber is resident in or otherwise subject to applicable securities laws of any jurisdiction of Canada, other than Ontario, is one of the following and has so indicated by identifying the applicable subsection and, if a close personal friend or close business associate, has completed, executed and delivered Exhibit 2 to this Subscription Agreement:

___	(A)	a director, executive officer (as defined in NI 45-106) or control person of the Corporation, or of an affiliate (as defined in NI 45-106) of the Corporation; or

___	(B)	a spouse, parent, grandparent, brother, sister, child or grandchild of any person referred to in subclause (A) above; or

___	(C)	a parent, grandparent, brother, sister, child or grandchild of the spouse of any person referred to in subclause (A); or

___	(D)	a close personal friend of any person referred to in subclause (A); or

___	(E)	a close business associate of any person referred to in subclause (A); or

___	(F)

a founder (as defined in NI 45-106) of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Corporation; or

___	(G)	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder (as defined in NI 45-106) of the Corporation; or

___	(H)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in subsections (A) through (G) above; or

___	(I)	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons described in subsections (A) through (G) above; and

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if the Subscriber is a close friend or close business associate resident in Saskatchewan and is purchasing under subsections (D), (E), (F), (H) or (I) above, the Subscriber has executed and delivered to the Corporation a Risk Acknowledgement Form in the form attached hereto as Exhibit 3; or

(iii)	the Subscriber is resident in or otherwise subject to applicable securities laws of Ontario, is one of the following and has so indicated by identifying the applicable subsection:

___	(A)	a founder (as defined in NI 45-106) of the Corporation; or

___	(B)	an affiliate (as defined in NI 45-106) of a founder (as defined in NI 45-106) of the Corporation; or

___	(C)	a spouse, parent, brother, sister, grandparent, child or grandchild of an executive officer (as defined in NI 45-106), director or founder (as defined in NI 45-106) of the Corporation; or

___	(D)	a person that is a control person of the Corporation, or

(iv)	if the Subscriber is a resident of or otherwise subject to applicable securities laws of any jurisdiction referred to in the preceding subsections but not purchasing thereunder, the Subscriber or any beneficial purchaser for whom the Subscriber is acting, is purchasing pursuant to an exemption from the prospectus and registration requirements (particulars of which are enclosed herewith) available to the Subscriber under applicable securities legislation of the jurisdiction of the Subscriber’s residence and the Subscriber shall deliver to the Corporation such further particulars of the exemption(s) and the Subscriber's qualifications thereunder as the Corporation or its counsel may request; or

(v)	if the Subscriber is resident in or otherwise subject to applicable securities laws of a jurisdiction other than Canada or the United States, the Subscriber confirms, represents and warrants that:

(A)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) and which would apply to the acquisition of the Promissory Note; and

(B)	the Subscriber is purchasing the Promissory Note pursuant to exemptions from the prospectus or registration requirements or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Promissory Note under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions; and

(C)	the applicable securities laws of the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(D)	the purchase of the Promissory Note by the Subscriber does not trigger:

(I)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(II)	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and

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(E)	if the Subscriber is an “accredited investor”, as such term is defined in NI 45-106, the Subscriber will, if requested by the Corporation, execute and deliver a Representation letter in the form attached as Exhibit 1 to this Subscription Agreement with Appendix A to Exhibit 1 completed; and

the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (B), (C) and (D) above to the satisfaction of the Corporation, acting reasonably; or

(vi)	if the Subscriber is resident in or otherwise subject to applicable securities laws of the United States, the Subscriber is an “Accredited Investor” as such term is defined in Rule 506 of Regulation D of the Securities Act of 1933, as amended, (the “1933 Act”) and has concurrently executed and delivered a U.S. Accredited Investor Certificate in the form attached as Exhibit 4 to this Subscription Agreement as well as a Representation Letter in the form attached as Exhibit 1 to this Subscription Agreement with Appendix A to Exhibit 1 completed indicating that the Subscriber satisfies one of the categories of “accredited investor” set forth in such definition; and

(e)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; and

(ii)	there is no government or other insurance covering the Securities; and

(iii)	there are risks associated with the purchase of the Securities; and

(iv)	there are indefinite restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Alberta) and other applicable securities laws and, as a consequence of acquiring Promissory Note pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Alberta) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(vi)	the certificate(s) representing the Promissory Note, the Warrants and the Underlying Shares, if any, will be endorsed by a legend stating that the Promissory Note, the Warrants and the Underlying Shares, if any, will be subject to restrictions on resale in accordance with applicable securities legislation; and

(f)	the Subscriber has not received from the Corporation any financial assistance of any kind, directly or indirectly, in connection with its purchase of the Promissory Note hereunder; and

(g)	the Subscriber has not and will not enter into any voting trust or similar agreement that has the effect of directing the manner in which the votes attached to the Promissory Note purchased pursuant to this Subscription Agreement may be voted following the Closing Date (as defined herein); and

(h)	the Subscriber is aware that the Securities and the common shares in the share capital of the Corporation (“Common Shares”) have not been and will not be registered under 1933 Act or the securities laws of any state of the United States and that these securities may not be offered or sold, directly or indirectly, in the United States without registration under the 1933 Act or compliance with requirements of an exemption from registration or an exemption from such registration exemption is available and the applicable laws of all applicable states and the Subscriber acknowledges that the Corporation has no present intention of filing a registration statement under the 1933 Act in respect of the Securities or the Common Shares; and

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(i)	the Promissory Note have only been offered to the Subscribers in the United States pursuant to the exemption from registration provided by Rule 506 under Regulation D of the 1933 Act, and the individuals making the order to purchase the Promissory Note and executing and delivering this Subscription Agreement on behalf of the Subscriber if in the United States when the order was placed and this Subscription Agreement was executed and delivered have executed and delivered Exhibit 4 hereto; and

(j)	the Subscriber undertakes and agrees that it will not offer or sell the Securities in the United States unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that the Subscriber will not resell the Securities, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

(k)	if a corporation, partnership, unincorporated association or other entity, the Subscriber has the legal capacity and competence to enter into and be bound by this Subscription Agreement and to perform all of its obligations hereunder, and if the Subscriber is a body corporate, the Subscriber is duly incorporated or created and validly subsisting under the laws of the jurisdiction of its incorporation, and further certifies that all necessary approvals of directors, shareholders, partners or otherwise have been given and obtained; and

(l)	if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which the Subscription Agreement is executed and is legally competent to execute this Subscription Agreement and take all action pursuant hereto; and

(m)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(n)	the Subscriber acknowledges that this Subscription Agreement is not enforceable by the Subscriber until the Subscription Agreement has been accepted by the Corporation; and

(o)	in the case of a subscription by the Subscriber for Promissory Note acting as agent for a principal/beneficial purchaser, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal/beneficial purchaser and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such principal/beneficial purchaser and the Subscriber acknowledges that the Corporation is required by law to disclose to certain regulatory authorities the identity of each principal/beneficial purchaser for whom the Subscriber may be acting; and

(p)	the Subscriber, or each principal/beneficial purchaser for whom it is acting, has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and the Subscriber, or, each principal/beneficial purchaser for whom it is acting, is able to bear the economic risk of loss of its entire investment; and

(q)	the Subscriber has relied solely upon this Subscription Agreement and publicly available information relating to the Corporation and, other than as stated herein, not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation and agrees and acknowledges that the Corporation's counsel is acting as counsel to the Corporation and not as counsel to the Subscriber; and;

(r)	the Subscriber understands and acknowledges that the Promissory Note are being offered for sale only on a “private placement” basis and that the sale and delivery of the Promissory Note is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum; and

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(s)	if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Promissory Note as may be required, including, without limitation:

(i)	in the case of an “accredited investor”, a representation letter in the form attached as Exhibit 1 with Appendix A to Exhibit 1 fully completed; and

(ii)	in the case of a “close personal friend” or “close business associate”, a Close Personal Friend and/or Close Business Associate Questionnaire attached as Exhibit 2;

(iii)	for a Subscriber that is a “close personal friend” or “close business associate” resident in Saskatchewan and subscribing pursuant to the exemption contained in subsection 5(d)(ii)(D),(E),(F),(H) or (I), a Risk Acknowledgement Form attached hereto as Exhibit 3; and

(iv)	in the case of Subscriber resident or otherwise subject to applicable laws of the United States, a U.S. Accredited Investor Certificate in the form attached as Exhibit 4 as well as a representation letter in the form attached as Exhibit 1 with Appendix A to Exhibit 1 fully completed; and

(t)	the Subscriber will not resell the Securities, if any, except in accordance with the provisions of applicable securities legislation and stock exchange rules, if applicable, in the future; and

(u)	the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber's constating documents, or any agreement to which the Subscriber is a party or by which the Subscriber is bound; and

(v)	none of the funds that the Subscriber is using to purchase the Promissory Note represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, and to the best of the Subscriber’s knowledge:

(i)	the Aggregate Subscription Amount to be provided by the Subscriber:

(A) has not been or will not be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction; or

(B) is not being tendered on behalf of a person or entity who has not been identified to the Subscriber; and

(ii)	the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

(w)	none of the funds the Subscriber is using to purchase the Promissory Note are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities; and

(x)	the Subscriber understands and acknowledges that the Promissory Note are being purchased pursuant to exemptions from the prospectus requirements contained in applicable securities legislation and, as a result:

(i)	the Subscriber is restricted from using most of the civil remedies available under applicable securities legislation; and

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(ii)	the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under applicable securities legislation; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under applicable securities legislation; and

(y)	the Subscriber acknowledges that it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for the Promissory Note, including, but not limited to, the applicable resale restrictions, and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement; and

(z)	the Subscriber is aware that there is no minimum gross proceeds amount under the Offering, the Corporation may close on any amount and the Subscriber may be the only purchaser under the Offering; and

(aa)	the Subscriber is aware and has been advised that his subscription funds will not be held in escrow and represent “seed” or “risk” capital for the immediate use of the Corporation; and

(bb)	the Subscriber’s offer to subscribe for Promissory Note has not been induced by any representations with regard to the present or future worth of the Securities or the Common Shares; and

(cc)	the Subscriber is aware that any Securities issued upon the Corporation's acceptance of this Subscription Agreement will be subject to restrictions on resale imposed by the securities legislation and the Subscriber agrees to be bound by and to comply with such restrictions; and

(dd)	the Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the proposed business of the Corporation and to fund its ongoing development; that there is no assurance that such financings will be available and, if available, on reasonable terms; any such future financings may have a dilutive effect on current securityholders, including the Subscriber; that if such future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture; and

(ee)	the Subscriber acknowledges that the Corporation is a reporting issuer only in British Columbia and Alberta pursuant to MI 51-105 and the Corporation is not representing that the Securities or the Common Shares are or will be listed on the TSX Venture Exchange Inc., The Toronto Stock Exchange and that only a limited market exists for the securities of the Corporation as the Common Shares of the Corporation are currently only quoted on OTC Bulletin Board; and

(ff)	upon acceptance by the Corporation of this Subscription Agreement, the Aggregate Subscription Amount is immediately releasable to the Corporation to be used for the ongoing business of the Corporation; and

(gg)	the Subscriber is not a “control person” of the Corporation, as that term is defined in the Securities Act (Alberta), will not become a “control person” of the Corporation by purchasing the number of Promissory Note subscribed for under this Subscription Agreement, and does not intend to act jointly or in concert with any other person to form a control group in respect of the Corporation; and

(hh)	no authorization, consent, order, approval or notice of any federal, provincial, territorial, municipal or foreign regulatory body or official must be obtained or given, and no waiting period must expire, in order that this Subscription Agreement and the transactions contemplated herein can be consummated by the Subscriber; and

(ii)	the Subscriber does not act jointly or in concert with any other person for the purposes of the acquisition of the Promissory Note; and

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(jj)	the delivery of this Subscription Agreement, the acceptance hereof by the Corporation and the issuance of the Promissory Note to the Subscriber complies or will comply with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement; and

(kk)	the Subscriber acknowledges that the Subscriber or the Corporation may be required to provide the applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Promissory Note and notwithstanding that the Subscriber may be purchasing the Promissory Note as agent for a principal, it will provide, on request, particulars as to the identity of such principal as may be required by the Corporation (in order to comply with the foregoing).

Closing

6. The Subscriber agrees to deliver to the Corporation, not later than 4:30 p.m. (Calgary time) on the day that is two business days before the Closing Date: (a) this duly completed and executed Subscription Agreement; (b) a cheque or bank draft payable to the Corporation for the Aggregate Subscription Amount of the Promissory Note subscribed for under this Subscription Agreement or payment of the same amount in such other manner as is acceptable to the Corporation; (c) if the Subscriber is an “accredited investor”, a fully executed and completed Representation Letter in the form of Exhibit 1 with Appendix A to Exhibit 1 fully completed; (d) if the Subscriber is purchasing as a “close personal friend” or “close business associate”, a Close Personal Friend and/or Close Business Associate Questionnaire attached as Exhibit 2; (e) if the Subscriber is resident in Saskatchewan and subscribing pursuant to the exemption contained in subsection 5(d)(ii)(D),(E),(F),(H) or (I), a Risk Acknowledgement Form attached hereto as Exhibit 3; and (f) if the Subscriber is resident or otherwise subject to applicable laws of the United States, a U.S. Accredited Investor Certificate in the form attached as Exhibit 4 as well as a representation letter in the form attached as Exhibit 1 with Appendix A to Exhibit 1 fully completed.

7. The sale of the Promissory Note pursuant to this Subscription Agreement will be completed at the offices of Davis LLP, the Corporation's counsel, in Calgary, Alberta at 10:00 a.m. or such other times as the Corporation may determine (the “Closing Time”) on February 6, 2013, or such other earlier or later date or dates as the Corporation may determine (each a “Closing Date”). At the Closing Time, the cheque or bank draft payable to the Corporation in payment of the Aggregate Subscription Amount delivered as set forth in section 6 will be tendered to the Corporation against delivery by the Corporation of the certificate representing the Promissory Note.

8. The Corporation shall be entitled to rely on delivery of a facsimile or electronic copy of executed subscriptions, and acceptance by the Corporation of such facsimile or electronic copy of subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. Notwithstanding the foregoing, the Subscriber shall deliver originally executed copies of the documents listed in section 6 hereof to the Corporation within two business days of the Closing Date. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

General

9. The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time as if made at that time and will survive the completion of the issuance of the Securities. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and its counsel in determining the Subscriber’s eligibility to purchase the Securities and the Subscriber hereby agrees to indemnify and hold harmless the Corporation and its respective directors, officers, employees, advisors, affiliates, shareholders, partners and agents from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith. The Subscriber undertakes to immediately notify the Corporation c/o Davis llp, 1000 Livingston Place, 250 - 2nd Street S.W., Calgary, Alberta T2P 0C1, Attn: Catherine Kay (Fax Number: (403) 296-4474) of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

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10. The Subscriber, if an individual, acknowledges that this Subscription Agreement and the Exhibits hereto require the Subscriber to provide certain personal information to the Corporation and its counsel. Such information is being collected by the Corporation and its counsel for the purposes of completing the Offering described herein, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Promissory Note under applicable securities legislation, preparing and registering certificates representing the Securities to be issued to the Subscriber and completing filings required by any stock exchange, securities commission or securities regulatory authority or taxation authorities. Certain securities commissions have been granted the authority to indirectly collect this personal information pursuant to securities legislation and this personal information is also being collected for the purpose of administration and enforcement of securities legislation. In Ontario, the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 55 20 Queen Street West, Toronto, Ontario M5H 3S8, Telephone (416) 593-8086, Facsimile: (416) 593-8252 is the public official who can answer questions about the indirect collection of personal information. The Subscriber agrees that the Subscriber’s personal information may be disclosed by the Corporation or its counsel to: (a) stock exchanges, securities commissions or securities regulatory authorities; (b) the Corporation’s registrar and transfer agent; (c) taxation authorities; (d) any of the other parties involved in the Offering, including legal counsel. By executing this Subscription Agreement, the Subscriber is deemed to be authorizing and consenting to the foregoing collection (including the indirect collection of personal information), use and disclosure of the Subscriber’s personal information as set forth above. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described in this Subscription Agreement as may be required to be filed with any stock exchange, securities commission or securities regulatory authority in connection with the transactions contemplated hereby.

11. The Subscriber hereby irrevocably authorizes the Corporation to: (a) act as the Subscriber’s representative at the closing and to execute in the Subscriber’s name and on the Subscriber’s behalf all closing receipts and documents required; (b) complete or correct any errors or omissions in any form or document, including this Subscription Agreement, provided by the Subscriber; (c) receive on the Subscriber’s behalf certificates representing the Securities purchased under this Subscription Agreement; and (d) approve any opinions, certificates or other documents addressed to the Subscriber.

12. The obligations of the parties hereunder are subject to all required regulatory approvals.

13. The Subscriber agrees that upon satisfaction of the closing conditions, the entire Aggregate Subscription Amount shall be immediately released to the Corporation on the Closing Date, and that no part of such proceeds will be held in escrow.

14. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Promissory Note to the Subscriber shall be borne by the Subscriber.

15. The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Alberta. Time shall be of the essence hereof.

16. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

17. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

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18. Except as otherwise provided herein, the parties may waive, modify, change, discharge or terminate this Subscription Agreement only by a written instrument signed by each party against whom the waiver, change, discharge or termination is sought.

19. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

20. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

21. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

22. In this Subscription Agreement (including exhibits), references to “$” are to United States dollars.

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EXHIBIT 1

REPRESENTATION LETTER

(FOR ACCREDITED INVESTORS)

TO: CAN-CAL RESOURCES LTD. (the “Corporation”)

In connection with the purchase of Promissory Note of the Corporation as defined in the attached Subscription Agreement by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Exhibit 1), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The Subscriber is resident in the jurisdiction as set forth on the face page of this Subscription Agreement or is subject to the securities laws of such jurisdiction;

2.	The Subscriber is purchasing the Promissory Note as principal for its own account (unless the Subscriber is an accredited investor pursuant to paragraphs (p) and (q) in Appendix “A” hereto);

3.	The Subscriber has read and understands the initialed criterion of an accredited investor as set out in Appendix “A” attached to this Representation Letter;

4.	The Subscriber is, and at the time of closing will be, an “accredited investor” within the meaning of National Instrument 45-106 entitled “Prospectus and Registration Exemptions” by virtue of satisfying the initialed criterion as set out in Appendix “A” attached to this Representation Letter;

5.	The Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the attached Appendix “A” of this Exhibit 1; and

6.	Upon execution of this Exhibit 1 by the Subscriber, this Exhibit 1 shall be incorporated into and form a part of the Subscription Agreement.

Dated: _________________________, 201___

_______________________________
Print name of Subscriber

By: _________________________
Signature

___________________________
Print name of Signatory (if different from Subscriber)

____________________________
Title

IMPORTANT: PLEASE INITIAL THE CATEGORY OR CATEGORIES

IN APPENDIX “A” ON THE NEXT PAGE THAT DESCRIBE YOU

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APPENDIX “A” to Exhibit 1

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in National Instrument 45-106) means:

__________	(a)	a Canadian financial institution, or a Schedule III bank; or
__________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or
__________	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or
__________	(d)	a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or
__________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or
__________	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada; or
__________	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec; or
__________	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or
__________	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada; or
__________	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or
(Note: the value of your personal residence cannot be included in the calculation of financial assets.)
__________	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or
(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraph (t) below, which must be initialed.)
__________	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

(Note: for the net asset test (total assets minus total liabilities), the calculation of total assets includes the value of your primary residence and the calculation of total liabilities includes the amount of any liability, such as a mortgage, on your primary residence)

__________	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

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__________	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution, or
(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 or 2.19 of National Instrument 45-106, or
(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106; or

__________	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebéc, the securities regulatory authority, has issued a receipt; or
__________	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or
__________	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(iv)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(v)	in Ontario, is purchasing a security that is not a security of an investment fund; or

__________	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or
__________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or
__________	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in National Instrument 45-106); or

(Note: if you are purchasing as an individual accredited investor paragraph (k) above must be initialed rather than paragraph (t).)

__________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
__________	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebéc, the regulator as an accredited investor.

For the purposes hereof:

(a)	“Canadian financial institution” means
(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or
(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

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(b)	“control person” has the same meaning as in securities legislation and generally means any person that holds or is one of a combination of persons that holds:
(i)	a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and
(ii)	if a person holds more than 20% of the outstanding voting rights attached to all outstanding voting securities of an issuer, the person is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;
(c)	“director” means:
(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and
(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;
(d)	“eligibility adviser” means:
(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and
(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not
(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and
(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;
(e)	“executive officer” means, for an issuer, an individual who is
(i)	a chair, vice-chair or president,
(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or
(iii)	performing a policy-making function in respect of the issuer;
(f)	“financial assets” means
(i)	cash,
(ii)	securities, or
(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

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(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;
(h)	“founder” means, in respect of an issuer, a person who,
(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and
(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;
(i)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;
(j)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC (as such capitalized terms are defined in National Instrument 81-106 - Investment Fund Continuous Disclosure);
(k)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;
(l)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;
(m)	“non-redeemable investment fund” means an issuer,
(i)	whose primary purpose is to invest money provided by its security holders,
(ii)	that does not invest;
(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or
(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and
(iii)	that is not a mutual fund;
(n)	“person” includes
(i)	an individual,
(ii)	a corporation,
(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;
(o)	“regulator” means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

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(p)	“related liabilities” means
(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(ii)	liabilities that are secured by financial assets.
(q)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(r)	“spouse” means, an individual who,
(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and
(s)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references are in Canadian Dollars.

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EXHIBIT 2

CLOSE PERSONAL FRIEND AND/OR

CLOSE BUSINESS ASSOCIATE QUESTIONNAIRE

TO: Can-Cal Resources Ltd. (the “Corporation”)

To be completed by Subscribers to whom the “close personal friend” or the “close business associate” aspect of subsections 5(d)(ii)(D), (E), (F), (H) or (I) of the Subscription Agreement applies. For the purposes of this certificate “close personal friend” means that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual. For the purposes of this certificate “close business associate” means that you have had a direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a casual business associate or person introduced or solicited for the purpose of purchasing securities or a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual.

Name of director, executive officer, control person or founder:
Length of Relationship:
Details of Relationship:
Prior Business Dealings (if applicable):

The undersigned understands that the Corporation is relying on this information in determining to sell securities to the undersigned in a manner exempt from the prospectus and registration requirements of the applicable securities laws.

The undersigned has executed this Questionnaire as of the __________ day of __________________________, 201__.

If a Corporation, Partnership or other Entity:	If an Individual:

Name of Entity	Signature

Signature of Person Signing	Name of Individual

Title of Person

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EXHIBIT 3

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

● I am investing entirely at my own risk.

● No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

● The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.

● I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.

● I could lose all the money I invest.

● I do not have a 2 -day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document

I am investing $ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of _________________________[state name], who is a ____________________[state title - founder, director, executive officer or control person] of Can-Cal Resources Ltd.

I acknowledge that I am purchasing based on my close relationship with _____________________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

_________________________                    ________________________________

Date                                                                                      Signature of Purchaser

                                                                              ________________________________

                                                                                             Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

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You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

•	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and
•	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

The securities you are buying are not listed
The securities you are buying are not listed on any stock exchange, and they may never be listed. There may be no market for these securities. You may never be able to sell these securities

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

You must sign 2 copies of this form. You and the Corporation must each receive a signed copy.

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EXHIBIT 4

U.S. INVESTOR CERTIFICATE

This is Exhibit 4 to the Subscription Agreement relating to the purchase of Promissory Note of Can-Cal Resources Ltd. (the “Corporation”). Capitalized terms used but not defined in this schedule are intended to have the meanings ascribed thereto, as applicable, in the body of this Subscription Agreement.

The Subscriber understands and agrees that the Securities of the Corporation have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and are being offered and sold on behalf of the Corporation to the Subscriber in reliance upon Rule 506 of Regulation D under the 1933 Act. Accordingly, the Securities of the Corporation will be “restricted securities” within the meaning of the Rule 144 under the 1933 Act, and therefore may not be offered or sold by it without registration under United States federal and state securities laws, or (A) to the Corporation, (B) outside the United States in accordance with Rule 904 of Regulation S under the 1933 Act, (C) in a transaction that complies with Rule 144 or Rule 144A under the 1933 Ac, or (D) in a transaction otherwise exempt from registration under the 1933 Act and, in any event, in compliance with any applicable state securities laws of the United States. Capitalized terms used in this Exhibit 4 and defined in the Subscription Agreement to which this Exhibit 4 is attached have the meanings defined in such Subscription Agreement unless otherwise defined in this Exhibit 4.

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing Date) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)	It is an “Accredited Investor” as defined in Rule 501(a) under the 1933 Act and is acquiring the Promissory Note for its own account or for the account of one or more Institutional Accredited Investors with respect to which it exercises sole investment discretion, and in each case not with a view to any resale, distribution or other disposition of the Securities, if any, in violation of United States federal or state securities laws; and
(b)	it, and if applicable, each person for whose account it is purchasing the Promissory Note represents that it is an “Accredited Investor” as defined in Rule 501(a) and satisfies one or more of the categories of “accredited investor” indicated below (the Subscriber must check the appropriate line(s)):
_____	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or
_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or
_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or
_____	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or
_____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or
_____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or
_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or
_____	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

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_____	Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or
_____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or
_____	Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or
_____	Category 12.	Any director or executive officer of the Corporation; or
_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S.$1,000,000, excluding the value (if any) of such person’s primary residence; or
_____	Category 14.	A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
_____	Category 15.	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or
_____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)	it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Promissory Note, the Warrants and Underlying Shares, if any, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ENCUMBERED ONLY (A) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S PROMULGATED UNDER THE 1933 ACT, (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF THESE SECURITIES ARE BEING SOLD AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT.”

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provided, that if the Promissory Note, Warrants or Underlying Shares are being sold under clause (B) above, at a time when the Corporation is a “foreign issuer” as defined in Rule 902 under the 1933 Act, the legend set forth above may be removed at the time of sale by providing a declaration to the Corporation and its transfer agent in the form attached hereto as Appendix A or as the Corporation may from time to time prescribe, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act; provided further, that if any of the Promissory Note, Warrants or Underlying Shares are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s transfer agent of an opinion satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(d)	it understands and acknowledges that in addition to the legend set forth in Section (c) above, the certificates representing the Warrants may in addition bear a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(e)	it has had the opportunity to ask questions of and receive answers from the Corporation regarding the investment, and has received all the information regarding the Corporation that it has requested;

(f)	it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(g)	it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Promissory Note, Warrants or Underlying Shares in the United States;

(h)	the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Promissory Note is the address listed as the “Address of Subscriber” on the front page of the Subscription Agreement;

(i)	it understands and agrees that there may be material tax consequences to the Subscriber of an Arrangement or disposition of the Promissory Note, Warrant or Underlying Shares; the Corporation does not give any opinion or make any representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s Arrangement or disposition of such Promissory Note, Warrants or Underlying Shares; in particular, no determination has been made whether the Corporation will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

(j)	it understands and acknowledges that the Corporation is not obligated to remain a “foreign issuer”;

(k)	it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(l)	it understands that the Securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the information in the subscription agreement or the schedules attached thereto. Any representation to the contrary is a criminal offense; and

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(m)	it understands that (i) the Corporation was organized under, and is governed by, the laws of the Province of Alberta, (ii) the Corporation’s assets are located outside the United States, and (iii) its directors and officers reside outside the United States.

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing Date.

If a Corporation, Partnership or Other Entity:	If an Individual:
Name of Entity	Signature
Type of Entity	Print or Type Name
Signature of Person Signing
Print or Type Name and Title of Person Signing

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Appendix A to

Exhibit 4 – U.S. Accredited Investor Certificate

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the Common Shares of Can-Cal Resources Ltd. (the “Issuer”):

The undersigned (A) acknowledges that the sale of [INSERT NUMBER OF SECURITIES BEING SOLD] the securities of the Issuer to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that: (1) the undersigned is not an “affiliate” of the Issuer (as that term is defined in Rule 405 under the 1933 Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction is being executed on or through the facilities of the Toronto Stock Exchange or the TSX Venture Exchange or any other designated offshore securities market as defined in Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

Dated ________________________________, 201 .

X____________________
Signature of individual (if Holder is an individual)

X____________________
Authorized signatory (if Holder is not an individual)

____________________
Name of Holder (please print)

____________________
Name of authorized signatory (please print)

____________________
Official capacity of authorized signatory
(please print)
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EXHIBIT 5

FORM OF PROMISSORY NOTE

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